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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 21, 2009

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53291
(Commission File No.)

1781 Larkspur Drive
Golden, CO 80401
(Address of principal executive offices and Zip Code)

(303) 526-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 21, 2009, we executed a definitive Option Agreement (the “Option”) with Geo Can Resources Company Limited to earn a 50% interest in Geo Can’s Geita Gold Project, Prospecting License Number PL2806 (the “Property”). Under the terms of the Option, we will acquire a 50% interest in the Property totaling 43.77 sq km. The Option also provides that we may acquire through “Remaining Interest Options” up to a 75% interest in the gold project.

     Under the terms of the Option agreement, we must make cash payments and issue common shares to Geo Can (or its assignee) and must complete first year minimum exploration expenditures on the Property.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 26th day of January, 2009.

LAKE VICTORIA MINING COMPANY, INC.

BY:   HEIDI KALENUIK
         Heidi Kalenuik
         Secretary, Treasurer, and Director